February 6, 2007 2007 Credit Suisse Energy Summit Dean E. Taylor – Chairman, President & CEO Joseph M. Bennett – Senior VP, Principal Accounting Officer, Chief Investor Relations Officer Exhibit 99.1

TIDEWATER
601 Poydras Street, Suite 1900
New Orleans, LA 70130
Phone: 504.568.1010
Fax: 504.566.4580
Web site address: www.tdw.com
Email: connect@tdw.com
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in any way anticipated or projected by the Company, involve many risks and uncertainties. Among those risks and uncertainties, many of which are beyond the control of the Company, are:
fluctuations in oil and gas prices; the level of fleet additions by competitors and vessel overcapacity; changes in levels of capital spending in domestic and international markets by customers in the energy industry for exploration, development and production; unsettled political conditions, civil unrest and governmental actions, especially in higher risk countries of operations; changing customer demands for different vessel specifications; acts of terrorism; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and environmental and labor laws. Participants should consider all of these risk factors as well as other information contained in the Company’s form 10-K’s and 10-Q’s.
FORWARD-LOOKING*STATEMENTS

3 Our Workplace

4 18 10 8 9 5 5 4 1 1 0 4 8 12 16 20 1998 1999 2000 2001 2002 2003 2004 2005 2006 Lost Time Accidents Fiscal Years

5 Total Recordable Incident Rates Calendar Years 1.5 0 0.5 1 2001 2002 2003 2004 2005 TIDEWATER DOW CHEMICAL DUPONT EXXON/MOBIL BP “Safest Company In The Industry”

Tidewater
Largest new fleet in the industry … and counting
Second highest dividend yield of the OSX
(One of the) strongest balance sheets of the OSX (no net
debt)
Authority to repurchase common shares
International, International, International …. also Gulf of
Mexico.
First call consensus earnings FYE ’07: $ 5.79 per share

… And Also
Favorable, yet volatile, commodity prices
E&P spending up
Rig count up
New rig construction
Strong demand in virtually all areas of operation
Growing financial effect of “new” fleet
Favorable tax changes

Active Vessel Count By Region
(excludes stacked vessels)
A Strong Global Presence
North
America
51 (14%)
Central/
South
America
107 (28%)
West
Africa
135 (36%)
Europe/M.E.
36 (10%)
Far East
45 (12%)
Vessel count above includes only active vessels

79% of fiscal 2006 and 78% of YTD fiscal 2007 revenue generated in international markets Areas of Opportunity Grow International Market Share 9

International Vessel
Dayrates and Utilization
$100 change in dayrate = $10.1M in revenue
1% change in utilization = $10.5M in revenue
40%
50%
60%
70%
80%
90%
12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06
$5,000
$5,500
$6,000
$6,500
$7,000
$7,500
$8,000
$8,500

International Dayrates
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
$14,000
12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06
Remaining Vessels
New Vessels

12 0% 6% 12% 18% 24% 30% 36% 42% Fiscal 2005 Fiscal 2006 Nine Months Ended 12/31/06 % GROWTH IN AVERAGE INTERNATIONAL VESSEL DAYRATES

Domestic Vessel
Dayrates and Utilization
$100 change in dayrate = $2.0M in revenue
1% change in utilization = $3.5M in revenue
20%
30%
40%
50%
60%
70%
80%
12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
$14,000

14 $3,000 $5,000 $7,000 $9,000 $11,000 $13,000 $15,000 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 Domestic Dayrates New Vessels Remaining Vessels

15 0% 20% 40% 60% 80% 100% 120% 140% Fiscal 2005 Fiscal 2006 Nine Months Ended 12/31/06 % GROWTH IN AVERAGE DOMESTIC VESSEL DAYRATES

Our Strategy-Steady as she goes
Seek the right acquisition(s) at the right price– whole
fleets or individual vessels
Continue to renew the fleet in a disciplined way
Maintain and grow market share – Domestic and
International
Continue to push dayrates to grow profits and cash flow
Continue to Add Incremental Value (Implementation of
EVA)
Maintain financial strength

17 Striving to Achieve Financial Balance Financial Strength

18 THE LARGEST NEW FLEET

Vessel Commitments Post January 2000
Through 12/31/06
“$1,454m funded to date”
(1) Includes vessels added to the fleet financed by bareboat charter.
* Excludes ENSCO fleet acquisition effected April 1, 2003
$1,801m 150
TOTALS: (1)
$200m 53 Crewboats & Tugs
$701m 45 PSV’s
$900m 52 AHTS
Committed Vessel Count

20 Fleet Age And Profit Contribution * New vessel contribution for Fiscal 2005 was 30%

21 … And Counting (Present Order Book) AHTS 21 PSV’s 5 Crewboats & Tugs 4 Total Present Order Book (1) 30 (1) Includes vessels to be added to the fleet financed by bareboat charter.

* Net vessels added to the fleet since January 2000, including 30 vessels under construction
* Since 4/01/05, 28 vessels have been scrapped and 81 have been sold
Out With the Old---In With the New (last 8 years)
0
100
200
300
400
289 Sold
71 Scrapped
360
A Rapid and Orderly Transition
Active Fleet Disposition
404
136 New Vessels
425

FISCAL 2007 & 2006
NINE MONTH HIGHLIGHTS
(000’s omitted, except per share data)
Nine Months Ended
$1,592,047 $1,792,427 Stockholders’ Equity
$125,609 $173,350 Capital Expenditures
$183,644 $336,017 Net Cash from
Operations
$2.96 $4.75 Earnings Per Share
$171,074 $269,049 Net Earnings
$631,077 $831,712 Revenues
12/31/05 12/31/06

Balance Sheet
$300 $             300 Total Debt
300 300 Senior Notes Debt
0 0 Revolver Debt
$2,365 $          2,533 Total Liabilities & Equity
1,659 1,792 Stockholders’ Equity
590 604 Other Liabilities
116 137 Current Liabilities
$2,365 $          2,533     Total Assets
463 443 Other Assets
1,373 1,431 PP&E
283 318 Other Current Assets
$246               $             341 Cash
March
2006
December
2006
(millions of dollars)

1.60
281
124
Earnings Growth Over The Last Year
(1) Exclusive of $17.1 million after tax gain ($. 30 per share) resulting from the sale of 11 offshore tugs in August 2006.
(2) Exclusive of $3.7 million after tax gain ($.07 per share) resulting from the sale of three offshore tugs in December 2006.
1.23
71
259
120
62
197
6/30/06
Qtr
1.04
60
228
103
51
177
12/31/05
Qtr
1.11
65
236
116
54
182
3/31/06
Qtr
Diluted EPS
Net Earnings
Vessel Revenue:
Domestic
International
(IN MILLIONS)
1.55
87
271
122
9/30/06
Qtr
62
209
90
12/31/06
Qtr
Vessel Oper. Costs
(2)
(2)
(1)
(1)
57
224

$0
$50
$100
$150
$200
$250
$300
$350
Fiscal 2004 Fiscal 2005 Fiscal 2006 Fiscal 2007
Estimate (1)
SIGNIFICANT EARNINGS GROWTH
(1) First Call consensus estimates as of January 28, 2007, which is being provided for information purposes only.
Tidewater does not endorse these estimates and takes no responsibility for any updating of this information in the future.
Tidewater does not provide guidance on future earnings performance.
** Net earnings in Fiscal 2004 is exclusive of the $17.2 million after tax impairment charge. Net earnings in Fiscal 2006 is exclusive of the $42.8 million after tax gain from the sale of six KMAR vessels.
$59M
$101M
$193M
$324M
(74.5% Compounded Average Annual
Earnings Growth Rate over last three years)
First Call consensus estimates for Fiscal 2007 are exclusive of $20.8 million of after tax gains from the sale of 14 offshore tugs during the year.

($100)
($50)
$0
$50
$100
Fiscal 2005 Fiscal 2006 Nine Months Ended
12/31/06
ECONOMIC VALUE ADDED (EVA)
Weighted Average Cost of Capital is assumed to be 9% in the EVA amounts above.
($85M)
$15M
$108M

28 Fiscal Fiscal Fiscal 2006 2007 2008 As of: July , 2005 $2.22 $2.61 - July , 2006 - $4.80 $5.38 January , 2007 - $5.61 $5.94 Actual $3.33 EXCEEDING EXPECTATIONS

Current OSX Dividend Yields
1.2%
0.9%
0.8% 0.8%
1.7%
0.6%
0.8%
0
0.5
1
1.5
2
Tidewater
Halliburton Schlumberger
Baker
Hughes
Global
Santa Fe
BJ Services
Smith
International
0.6%
Rowan
0.2%
Noble Corp

Future Outlook
Fiscal
2000 2004 2005 2006 2007 2008
E.P.S. 1.37 .73 $1.78 $3.33
(4)
$5. 79
(1)
$6.02
(1)
Active New Vessels
(2)
--- 66 95 101 109 130
New Vessel Profit Contribution --- 24% 30% 44% --- ---
Fleet Average Age (years)
(3)
19 19 20 20 19 18
(1)
First Call consensus estimates as of January 28, 2007 which is being provided for information purposes only.
Tidewater does not endorse these estimates and takes no responsibility for any updating of this information in the future.
Tidewater does not provide guidance on future earnings performance.
(2) Vessels built or acquired after 1 - 1 - 2000 inclusive of newbuilds committed to as of December 31, 2006.
Does not include an additional 3 vessels committed for delivery in Fiscal 2009.
(3)
Includes committed newbuilds with no assumed fleet retirements.
(4)
Excludes $42.8 million after tax gain ($.74 per share) on sale of 6 KMAR AHTS vessels.
Excludes $20.8 million after tax gain ($.37 per share) on sale of 14 offshore tugs during Fiscal 2007.
(5)
(5)

2007 Credit Suisse Energy Summit Dean E. Taylor – Chairman, President & CEO Joseph M. Bennett – Senior VP, Principal Accounting Officer, Chief Investor Relations Officer February 6, 2007